Exhibit 99.1

First Community Financial Partners, Inc. Named 2016 Bank & Thrift
“Sm-All Star” by Sandler O’Neill + Partners

JOLIET, IL, September 28, 2016 -- First Community Financial Partners, Inc. (NASDAQ: FCFP) (“First Community,” “FCFP” or the “Company”), the parent company of First Community Financial Bank (the “Bank”), is pleased to announce that the Company has been named a member of the Sandler O’Neill Sm-All Stars: Class of 2016. The Sm-All Stars reflect the top performing small-cap banks and thrifts in the country.

According to Sandler O’Neill + Partners, an investment banking firm and broker-dealer focused on the financial services sector, banks selected for the 2016 Sm-All Stars list have exceptional performance metrics in growth, profitability, credit quality and capital strength. Sandler O’Neill evaluated more than 400 publicly traded banks and thrifts with a market cap below $2.5 billion to identify the 27 small-cap depository institutions that stand out in the industry and comprise the Class of 2016.

“We are very pleased to be named a Sm-All Star by Sandler O’Neill,” said Roy Thygesen, Chief Executive Officer of First Community Financial Partners. “Our inclusion on this list reflects our success in building a high performing financial institution that is an attractive banking partner for small- and middle-market businesses in the Chicagoland area. It is an honor for our franchise to be recognized as one of the premier small-cap banks in the country.”

About First Community Financial Partners, Inc.: First Community Financial Partners, Inc., headquartered in Joliet, Illinois, is a bank holding company whose common stock trades on the NASDAQ Capital Market (NASDAQ: FCFP). First Community Financial Partners has one bank subsidiary, First Community Financial Bank. First Community Financial Bank, based in Plainfield, Illinois, has locations in Joliet, Plainfield, Homer Glen, Channahon, Naperville, Burr Ridge, Mazon, Braidwood, and Coal City, Illinois. The Bank is dedicated to its founding principles by being actively involved in the communities it serves and providing exceptional personal service delivered by experienced local professionals.

Special Note Concerning Forward-Looking Statements
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Any statements in this release other than statements of historical facts, including statements about management’s beliefs and expectations, are forward-looking statements and should be evaluated as such. These statements are made on the basis of management’s views and assumptions regarding future events and business performance. Words such as “estimate,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “target,” “project,” “should,” “may,” “will” and similar expressions are intended to identify forward-looking statements. Forward-looking statements (including oral representations) involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. These risks and uncertainties involve a number of factors related to the businesses of First Community and its wholly owned bank subsidiary, including: risks associated with First Community’s possible pursuit of acquisitions; unexpected results of acquisitions, including the acquisition of Mazon State Bank; economic conditions in First Community’s, and its wholly owned bank subsidiary’s service areas; system failures; losses of large customers; disruptions in relationships with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management personnel in the future; the impact of legislation and regulatory changes on the banking industry, including the implementation of the Basel III capital reforms; losses related to cyber-attacks; and liability and compliance costs regarding banking regulations; and changes in local, national and international economic conditions. These and other risks and uncertainties are discussed in more detail in First Community’s filings with the Securities and Exchange Commission, including First Community’s Annual Report on Form 10-K filed on March 14, 2016.
Many of these risks are beyond management’s ability to control or predict. All forward-looking statements attributable to First Community, and its wholly owned bank subsidiary, or persons acting on behalf of each of them are expressly qualified in their entirety by the cautionary statements and risk factors contained in this communication. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the Securities and Exchange Commission, First Community does not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise.